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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 16, 1996

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                              CHECKFREE CORPORATION
             (Exact Name of Registrant as specified in its charter)

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   Delaware                   0-26802                      31-1013521
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(State or other        (Commission File No.)            (IRS Employer
jurisdiction of                                         identification number)
incorporation or
organization)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On September 15, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), and Checkfree Acquisition Corporation II ("Acquisition"), a wholly owned subsidiary of Checkfree, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Intuit Inc. ("Intuit") and Intuit Services Corporation ("ISC"), pursuant to which Acquisition will merge (the "Merger") with and into ISC and ISC will become a wholly owned subsidiary of Checkfree.

         On December 16, 1996, Checkfree agreed to amended and restated terms of its Registration Rights Agreement with Intuit in connection with the Merger (the "Amended and Restated Registration Rights Agreement"). In addition, on December 17, 1996, Checkfree agreed to amended and restated terms of its Stock Restriction Agreement with Intuit in connection with the Merger (the "Amended and Restated Stock Restriction Agreement").

         The Amended and Restated Registration Rights Agreement and the Amended and Restated Stock Restriction Agreement are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Amended and Restated Registration Rights Agreement and the Amended and Restated Stock Restriction Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   EXHIBITS.

    Exhibit No.                 Description

       10(a) Amended and Restated Registration Rights Agreement, dated as of September 15, 1996, between Checkfree Corporation and Intuit Inc.


       10(b) Amended and Restated Stock Restriction Agreement, dated as of September 15, 1996, between Checkfree Corporation and Intuit Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHECKFREE CORPORATION


Date:  December 17, 1996           By: /s/ John M. Stanton
                                      --------------------
                                         John M. Stanton, Vice President and
                                         Treasurer


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                                  EXHIBIT INDEX


      Exhibit No.                Description                      Page

         10(a)    Amended and Restated Registration Rights
                  Agreement, dated as of September 15, 1996, between Checkfree Corporation and Intuit Inc.

         10(b)    Amended and Restated Stock Restriction
                  Agreement, dated as of September 15, 1996, between Checkfree Corporation and Intuit Inc.



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